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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 24, 2001

                              PETMED EXPRESS, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     FLORIDA                         000-28827                    65-0680967
---------------                     -----------                 -------------
(STATE OR OTHER                     (COMMISSION                 (IRS EMPLOYER
JURISDICTION OF                     FILE NUMBER)                IDENTIFICATION
 INCORPORATION)                                                     NUMBER)

             1441 SW 29 AVENUE, POMPANO BEACH, FLORIDA      33069
             ------------------------------------------  ----------
                  (ADDRESS OF EXECUTIVE OFFICES)         (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954)979-5995

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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Item 4.  Changes in Registrant's Certifying Accountants

         On April 20, 2001, Lopez Levi & Associates, LLC and the Board of Directors of PetMed Express, Inc. ("PetMed") agreed that Lopez Levi & Associates, LLC relationship as PetMed's principal independent public accountant is terminated. Lopez Levi & Associates, LLC had served as PetMed's principal independent public accountant since January 2001.

         There have been no disagreements with Lopez Levi & Associates, LLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Lopez Levi & Associates, LLC, would have caused Lopez Levi & Associates, LLC to make reference to the matter in their report on PetMed's financial statements. PetMed has requested Lopez Levi & Associates, LLC to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of the letter from Lopez Levi & Associates, LLC will be filed as an exhibit by amendment to this Report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PetMed Express, Inc.


Date: May 1, 2001                                  By: /s/ Menderes Akdag
                                                      ------------------------
                                                      Menderes Akdag
                                                      Chief Executive Officer